UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number         811- 4764

Dreyfus Municipal Bond Opportunity Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	04/30
Date of reporting period:	04/30/10

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
33	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Municipal
Bond Opportunity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Municipal Bond Opportunity Fund, covering the 12-month period from May 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large number of investors still seeking low-risk investments (such as cash instruments) and others seeking high-risk investments (such as smaller-cap and emerging markets securities).

Liquidity and preservation of capital are still important components of an investor’s investment portfolio. However, if you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about the potential that higher-yielding investment-grade alternatives, such as short-term bond funds, may offer in accordance with your specific risk tolerance and liquidity needs.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through April 30, 2010, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2010, Dreyfus Municipal Bond Opportunity Fund’s Class A shares produced a total return of 10.91%, Class B shares returned 10.22%, Class C shares returned 10.15% and Class Z shares returned 10.87%.1 The Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 8.85% for the same period.2

Municipal bonds generally rallied over the reporting period amid an economic recovery, mending credit markets and robust demand for a limited supply of tax-exempt securities.The fund’s returns were higher than its benchmark, primarily due to strong security selections among corporate- and revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting.We select municipal bonds using fundamental analysis to estimate the relative value of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. In addition, we trade among the market’s various sectors—such

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

as the pre-refunded, general obligation and revenue sectors—based on their apparent relative values. The fund generally will invest simultaneously in several of these sectors.

Municipal Bonds Rebounded with U.S. Economy

Although the U.S. economy returned to growth during the reporting period, the pace of economic improvement proved slower than historical averages. Unemployment rates have remained stubbornly high despite an increase in manufacturing activity and an apparent bottoming of housing prices. In addition, many states and municipalities have continued to confront lower-than-projected tax revenues and intensifying demand for government services, resulting in budget shortfalls that they have struggled to rectify.

Despite these fiscal challenges, municipal bonds rallied over the reporting period as the recovering economy bolstered market sentiment. In addition, the municipal bond market was supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated as the federally subsidized Build America Bonds program shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand intensified as individual investors reached for higher levels of current, tax-exempt income in a low interest-rate environment.

In this climate, yields of longer-term municipal bonds trended downward, and prices rose commensurately. Performance was particularly strong among lower-rated municipal bonds, while higher-quality credits generally lagged market averages.

Security Selection Strategy Bolstered Fund Returns

The fund benefited over the reporting period from its holdings of corporate-backed municipal bonds, including those issued on behalf of airlines, industrial development projects and the states’ settlements of litigation with U.S. tobacco companies.We also found a number of opportunities meeting our investment criteria among bonds backed by revenues from airports, highways, water facilities and sewer facilities. Conversely, we maintained underweighted exposure to general obligation bonds issued by state governments.

As valuations of lower-rated bonds expanded, we gradually upgraded the fund’s overall credit quality, reducing its holdings of BBB-rated bonds in favor of bonds rated A or better. In addition, given steep yield differences along the market’s maturity spectrum, the fund benefited from its focus on securities in the 25-year range, which gained value as they moved closer to final maturity.

Supply-and-Demand Factors May Remain Favorable

In light of near-term fiscal pressures affecting many states and municipalities, as well as richer valuations relative to U.S.Treasury securities, we have maintained our efforts to upgrade the fund’s overall credit quality and maintain its average duration in a position that is roughly in line with its benchmark.

We are optimistic regarding the long-term prospects of the municipal bond market. Demand seems likely to remain robust as investors grow increasingly concerned regarding potential increases in state and federal income taxes. Moreover, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the supply of new tax-exempt bonds relatively low.Of course, we are prepared to adjust our strategies as market conditions change.

May 17, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Municipal
Bond Opportunity Fund on 4/30/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index
(the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and
Class C shares. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class
B shares to Class A shares at the end of the sixth year following the date of purchase.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the
Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/10

	Inception				From
	Date	1 Year	5 Years	10 Years Inception
Class A shares
with maximum sales charge (4.5%)	11/26/86	5.91%	2.43%	3.99%	—
without sales charge	11/26/86	10.91%	3.38%	4.47%	—
Class B shares
with applicable redemption charge †	1/15/93	6.22%	2.47%	4.16%	—
without redemption	1/15/93	10.22%	2.81%	4.16%	—
Class C shares
with applicable redemption charge ††	7/13/95	9.15%	2.62%	3.70%	—
without redemption	7/13/95	10.15%	2.62%	3.70%	—
Class Z shares	10/14/04	10.87%	3.42%	—	3.58%
Barclays Capital
Municipal Bond Index†††	9/30/04	8.85%	4.51%	5.77%	4.55%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of the month end 9/30/04 is used as the beginning value on 10/14/04 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Opportunity Fund from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.75	$ 8.07	$ 8.57	$ 4.45
Ending value (after expenses)	$1,037.40	$1,034.10	$1,033.40	$1,037.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010
	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.71	$ 8.00	$ 8.50	$ 4.41
Ending value (after expenses)	$1,020.13	$1,016.86	$1,016.36	$1,020.43

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.60% for Class B, 1.70% for Class C and .88% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—100.2%	Rate (%)	Date	Amount ($)	Value ($)
Arizona—3.6%
Arizona Health Facilities
Authority, Health Care
Facilities Revenue (The
Beatitudes Campus Project)	5.20	10/1/37	2,400,000	1,812,936
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR (Collateralized:
FHLMC, FNMA and GNMA)	5.80	12/1/39	2,875,000	3,020,705
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/33	5,000,000	5,397,000
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	5,000,000	5,623,750
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	5,000,000	3,984,500
California—18.3%
Anaheim Public Financing
Authority, Revenue (City of
Anaheim Electric System
Distribution Facilities)	5.25	10/1/34	3,185,000	3,320,745
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/27	3,270,000	3,558,643
California,
Economic Recovery Bonds	5.00	7/1/20	5,000,000	5,592,050
California,
GO (Various Purpose)	5.75	4/1/31	7,725,000	8,315,962
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000	5,684,500
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000	3,296,160
California Health Facilities
Financing Authority, Revenue
(Providence Health and Services)	6.50	10/1/38	3,000,000	3,400,770

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Pollution Control
Financing Authority, PCR
(San Diego Gas and Electric
Company) (Insured;
National Public Finance
Guarantee Corp.)	5.90	6/1/14	12,710,000		14,302,563
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/35	6,270,000		5,566,255
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,211,000
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	8,300,000		7,629,443
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	8,400,000		6,860,700
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.88	6/1/13	2,170,000	[a]	2,604,803
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.90	6/1/13	1,920,000	[a]	2,306,093
Lincoln Community Facilities
District Number 2003-1,
Special Tax Bonds (Lincoln
Crossing Project) (Prerefunded)	6.00	9/1/13	3,145,000	[a]	3,685,217
Los Angeles Harbor
Department, Revenue	5.25	8/1/25	5,000,000		5,499,400
Sacramento County,
Airport System Senior Revenue	5.25	7/1/26	5,000,000		5,250,200
Sacramento County,
Airport System Senior Revenue	5.50	7/1/29	1,500,000		1,601,490

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Bernardino Community College
District, GO	6.25	8/1/33	2,000,000		2,253,580
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	2,500,000		2,657,050
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/28	5,115,000		5,445,276
Colorado—4.7%
Colorado Educational and Cultural
Facilities Authority, LR
(Community Colleges of
Colorado System Headquarters
Project) (Insured; AMBAC)	5.50	12/1/21	1,100,000		1,160,357
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	7.15	10/1/30	30,000		30,674
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	1,950,000		2,062,047
Denver City and County,
Airport Revenue (Insured; AMBAC)	6.00	11/15/17	5,000,000		5,120,050
Northwest Parkway Public Highway
Authority, Revenue (Prerefunded)	7.13	6/15/11	8,250,000	[a]	8,997,945
Northwest Parkway Public Highway
Authority, Revenue (Insured;
AMBAC) (Prerefunded)	0.00	6/15/11	6,125,000	[a,b]	2,298,774
University of Colorado Hospital
Authority, Revenue	5.25	11/15/39	4,810,000		4,819,716
University of Colorado Regents,
University Enterprise Revenue	5.75	6/1/28	1,000,000		1,133,000
Florida—7.2%
Broward County Housing Finance
Authority, MFHR (Pembroke
Villas Project) (Insured; Assured
Guaranty Municipal Corp.)	5.55	1/1/23	1,000,000		1,007,450

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Capital Projects Finance
Authority, Revenue (Capital Projects
Loan Program-AAAE Airport
Projects) (Insured; National
Public Finance Guarantee Corp.)	5.25	6/1/14	1,485,000	1,550,860
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program-Florida Universities)
(Insured; National Public
Finance Guarantee Corp.)	5.50	10/1/17	2,520,000	2,541,395
Florida Housing Finance Agency,
Housing Revenue (Brittany of
Rosemont Apartments Project)
(Insured; AMBAC)	7.00	2/1/35	6,000,000	6,002,220
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	1,500,000	1,508,805
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	4,250,000	4,280,260
Highlands County Health Facilities
Authority, HR (Adventist Health
System/Sunbelt Obligated
Group) (Prerefunded)	6.00	11/15/11	2,500,000 [a]	2,715,350
Miami-Dade County,
Aviation Revenue, Miami
International Airport (Hub of
the Americas) (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/33	1,285,000	1,245,306
Miami-Dade County,
Solid Waste System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.50	10/1/17	2,595,000	2,755,553
Miami-Dade County,
Water and Sewer System Revenue	5.00	10/1/34	2,500,000	2,554,925
Miami-Dade County Housing Finance
Authority, MFMR (Country Club
Villas II Project) (Insured; Assured
Guaranty Municipal Corp.)	5.70	7/1/21	400,000	404,720

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Orange County Housing Finance
Authority, MFHR (Palm Grove
Gardens) (Collateralized; FNMA)	5.15	1/1/23	1,175,000		1,198,383
Orange County Housing Finance
Authority, MFHR (Seminole
Pointe Apartments)	5.75	12/1/23	2,580,000		2,418,028
Osceola County Industrial
Development Authority, Revenue
(Community Provider Pooled
Loan Program)	7.75	7/1/17	831,000		831,000
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	215,000	[c]	107,466
Palm Bay,
Utility System Improvement
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	10/1/20	1,845,000	[b]	1,106,686
Port of Palm Beach District,
Revenue (Insured; XLCA)	0.00	9/1/23	1,000,000	[b]	452,630
Port Saint Lucie,
Utility System Revenue
(Insured; National Public
Finance Guarantee Corp.)	0.00	9/1/33	4,000,000	[b]	981,960
Seminole Water Control District,
Improvement Bonds (Unit of
Development Number 2)	6.75	8/1/22	1,545,000		1,519,569
Village Center Community
Development District, Utility
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.25	10/1/23	1,000,000		1,002,490
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/18	1,730,000		1,870,407
Winter Springs,
Water and Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	4/1/20	1,585,000		1,647,401
Georgia—1.6%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	3,550,000		3,869,180

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	2,000,000		2,088,200
DeKalb County Hospital Authority,
RAC (DeKalb Medical
Center, Inc. Project)	6.00	9/1/30	1,500,000	[d]	1,506,735
Thomasville Hospital Authority,
RAC (John D. Archbold Memorial
Hospital, Inc. Project)	5.25	11/1/35	1,250,000	[d]	1,246,512
Hawaii—.7%
Hawaii,
Airports System Revenue	5.25	7/1/26	3,575,000		3,788,642
Illinois—3.4%
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	10,000,000		10,646,100
Illinois,
GO	5.00	1/1/24	2,500,000		2,606,950
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.25	8/1/12	216,484		169,840
Metropolitan Pier and Exposition
Authority, Dedicated State Tax
Revenue (McCormick Place
Expansion Project) (Insured;
National Public Finance
Guarantee Corp.)	5.50	6/15/23	5,000,000		5,349,900
Kansas—1.3%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	5.55	6/1/38	1,730,000		1,775,776
Wichita,
HR (Via Christi Health System, Inc.)	6.25	11/15/19	2,000,000		2,080,520
Wichita,
HR (Via Christi Health System, Inc.)	6.25	11/15/20	3,000,000		3,109,380

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kentucky—2.6%
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	5,500,000	5,840,230
Paducah Electric Plant Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	10/1/35	1,000,000	1,045,590
Pendleton County,
Multi-County LR (Kentucky
Association of Counties
Leasing Trust Program)	6.40	3/1/19	6,000,000	7,165,200
Louisiana—1.1%
Louisiana Housing Finance Agency,
SFMR (Home Ownership Program)
(Collateralized: FNMA and GNMA)	6.40	12/1/30	820,000	859,704
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	2,000,000	2,063,880
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	3,020,000	3,019,940
Maryland—.2%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000	1,025,330
Massachusetts—4.4%
Massachusetts Health and
Educational Facilities Authority,
Revenue (Harvard University Issue)	5.50	11/15/36	3,500,000	3,970,610
Massachusetts Health and
Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue)	5.25	7/1/30	9,485,000	11,409,886
Massachusetts Industrial Finance
Agency, Water Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	2,450,000	2,449,853

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Resources
Authority, General Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	8/1/30	5,500,000	6,322,965
Michigan—6.4%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	3,000,000	3,506,520
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	5,000,000	4,953,150
Michigan Building Authority,
Revenue (Facilities Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.50	10/15/18	1,500,000	1,578,555
Michigan Building Authority,
Revenue (Facilities Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.50	10/15/19	8,500,000	8,945,145
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	7,025,000	6,355,096
Pontiac Tax Increment Finance
Authority, Tax Increment
Revenue (Development
Area Number 3)	6.25	6/1/22	610,000	398,543
Pontiac Tax Increment Finance
Authority, Tax Increment
Revenue (Development Area
Number 3) (Prerefunded)	6.25	6/1/12	2,640,000 [a]	2,953,315
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	5,000,000	6,231,900
Mississippi—.2%
Mississippi Home Corporation,
SFMR (Collateralized; GNMA)	6.95	12/1/31	1,135,000	1,165,316

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—1.5%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.38	12/1/27	2,470,000		2,471,358
Missouri Highways and
Transportation Commission,
Second Lien State Road Revenue	5.25	5/1/22	5,000,000		5,627,800
Missouri Housing Development
Commission, SFMR
(Homeownership Loan
Program) (Collateralized:
FNMA and GNMA)	6.30	9/1/25	55,000		56,115
Nevada—.9%
Clark County,
Airport System Subordinate
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/26	2,860,000		2,959,785
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	2,000,000		1,999,860
New Jersey—2.4%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Insured; AMBAC)	5.50	9/1/24	6,300,000		7,109,613
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	5,135,000	[a]	6,042,817
New Mexico—1.0%
Jicarilla Apache Nation,
Revenue	5.50	9/1/23	5,000,000		5,244,100
New York—6.0%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	9,690,000	[e,f]	10,503,960
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000		5,672,900

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	1,000,000	1,044,940
New York State Dormitory
Authority, Revenue (New York
University) (Insured; National
Public Finance Guarantee Corp.)	6.00	7/1/17	3,500,000	4,156,495
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	5,000,000	4,840,250
New York State Dormitory
Authority, Revenue (Rochester
Institute of Technology)
(Insured; AMBAC)	5.25	7/1/24	3,345,000	3,553,996
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	7.50	5/15/13	2,500,000	2,917,725
North Carolina—4.9%
Charlotte,
Water and Sewer System Revenue	5.00	7/1/34	3,000,000	3,231,810
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	7.00	1/1/13	3,080,000	3,334,747
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	5.00	1/1/26	2,000,000	2,082,660
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; AMBAC)	6.00	1/1/18	7,500,000	8,691,075
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation, Inc.)
(Insured; ACA)	6.45	8/15/20	1,000,000	981,860
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation,
Inc.) (Insured; ACA)	6.63	8/15/30	2,565,000	2,404,149

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
University of North Carolina Board
of Governors of the University
of North Carolina at Chapel
Hill, General Revenue	5.00	12/1/34	5,850,000	6,117,696
Ohio—1.8%
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,000,000	3,001,500
Hamilton County,
Sales Tax Refunding and
Improvement Bonds
(Insured; AMBAC)	0.00	12/1/25	14,865,000 [b]	7,011,375
Oklahoma—1.6%
McGee Creek Authority,
Water Revenue (Insured;
National Public Finance
Guarantee Corp.)	6.00	1/1/13	4,365,000	4,575,087
Oklahoma Municipal Power
Authority, Power Supply
System Revenue	6.00	1/1/38	4,000,000	4,390,680
Oregon—1.0%
Oregon Department of
Administrative Services,
Lottery Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/26	4,885,000	5,274,041
Pennsylvania—1.3%
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000	1,745,640
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	5,000,000	5,583,500
South Carolina—1.0%
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	5,000,000	5,454,650

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee—2.0%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/31	4,955,000		4,845,544
Johnson City Health and
Educational Facilities Board,
HR (Mountain States
Health Alliance)	6.00	7/1/38	2,435,000		2,462,467
Memphis Center City Revenue
Finance Corporation, Sports Facility
Revenue (Memphis Redbirds
Baseball Foundation Project)	6.50	9/1/28	8,000,000	[c]	3,715,520
Texas—7.7%
Austin Convention Enterprises Inc.,
Convention Center Hotel
First Tier Revenue (Prerefunded)	6.70	1/1/11	5,000,000	[a]	5,212,600
Brazos River Authority,
PCR (TXU Electric
Company Project)	8.25	5/1/33	2,000,000	[f]	1,245,900
Brazos River Authority,
PCR (TXU Energy
Company LLC Project)	5.00	3/1/41	3,000,000		1,328,670
Brazos River Authority,
Revenue (Reliant
Energy, Inc. Project)	5.38	4/1/19	3,250,000		3,253,965
Lower Colorado River Authority,
Transmission Contract and
Improvement Revenue (Lower
Colorado River Authority
Transmission Services
Corporation Project)	5.00	5/15/30	2,500,000	[d]	2,598,000
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	11,850,000		12,753,207
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,510,000		5,784,453
Southwest Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.25	2/1/25	6,110,000		7,263,446

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	3,500,000	3,553,620
Virginia—.7%
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	3,550,000	3,869,181
Washington—3.8%
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.50	6/1/34	2,000,000	2,143,100
Washington,
GO (Various Purpose)	5.00	2/1/28	5,000,000	5,448,700
Washington Public Power Supply
System, Revenue (Nuclear
Project Number 3) (Insured;
National Public Finance
Guarantee Corp.)	7.13	7/1/16	10,425,000	13,063,568
West Virginia—.4%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	2,500,000	2,436,100
Wisconsin—3.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/12	12,850,000 [a]	14,421,940
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.50	4/15/29	2,200,000	2,223,474
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000	4,089,280
U.S. Related—2.7%
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	2,000,000	2,029,780
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	3,000,000	3,094,050

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Public Finance
Corporation, Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.00	8/1/26	2,500,000	3,170,950
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	1,034,830
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,000,000	5,424,150

Total Investments (cost $523,551,018)			100.2%	550,253,360
Liabilities, Less Cash and Receivables			(.2%)	(1,146,842)
Net Assets			100.0%	549,106,518

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Non-income producing—security in default.
d Purchased on a delayed delivery basis.
e Collateral for floating rate borrowings.
f Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2010, these securities had a total market value of $11,749,860 or 2.1% of net assets.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA State of New York Mortgage Agency
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	34.5
AA		Aa		AA	18.3
A		A		A	23.1
BBB		Baa		BBB	10.9
BB		Ba		BB	1.3
B		B		B	2.1
CCC		Caa		CCC	.2
Not Rated[g]		Not Rated[g]		Not Rated[g]	9.6
					100.0

†	Based on total investments.
g	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			523,551,018	550,253,360
Cash				984,303
Interest receivable				9,031,734
Receivable for shares of Beneficial Interest subscribed				62,661
Prepaid expenses and other assets				158,781
				560,490,839
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				411,948
Payable for investment securities purchased				5,302,683
Payable for floating rate notes issued—Note 4				4,845,000
Payable for shares of Beneficial Interest redeemed				663,342
Interest and expense payable related to
floating rate notes issued—Note 4				7,050
Accrued expenses				154,298
				11,384,321
Net Assets ($)				549,106,518
Composition of Net Assets ($):
Paid-in capital				574,224,007
Accumulated net realized gain (loss) on investments				(51,819,831)
Accumulated net unrealized appreciation
(depreciation) on investments				26,702,342
Net Assets ($)				549,106,518

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	268,405,536	2,152,648	15,475,970	263,072,364
Shares Outstanding	21,734,517	174,283	1,250,921	21,312,082
Net Asset Value Per Share ($)	12.35	12.35	12.37	12.34

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS
Year Ended April 30, 2010

Investment Income ($):
Interest Income	30,182,312
Expenses:
Management fee—Note 3(a)	3,018,186
Shareholder servicing costs—Note 3(c)	1,634,648
Distribution fees—Note 3(b)	125,593
Professional fees	76,285
Custodian fees—Note 3(c)	62,568
Registration fees	59,402
Interest and expense related to floating rate notes issued—Note 4	48,450
Prospectus and shareholders’ reports	22,946
Trustees’ fees and expenses—Note 3(d)	15,737
Loan commitment fees—Note 2	11,880
Interest expense—Note 2	131
Miscellaneous	47,371
Total Expenses	5,123,197
Less—reduction in fees due to earnings credits—Note 1(b)	(1,172)
Net Expenses	5,122,025
Investment Income—Net	25,060,287
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(7,436,926)
Net unrealized appreciation (depreciation) on investments	39,128,392
Net Realized and Unrealized Gain (Loss) on Investments	31,691,466
Net Increase in Net Assets Resulting from Operations	56,751,753

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2010	2009
Operations ($):
Investment income—net	25,060,287	26,931,442
Net realized gain (loss) on investments	(7,436,926)	(20,826,351)
Net unrealized appreciation
(depreciation) on investments	39,128,392	(23,307,538)
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,751,753	(17,202,447)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(12,400,899)	(13,493,811)
Class B Shares	(120,619)	(272,812)
Class C Shares	(553,707)	(534,704)
Class Z Shares	(11,795,334)	(12,544,701)
Total Dividends	(24,870,559)	(26,846,028)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,354,156	21,346,082
Class B Shares	172,090	1,254,163
Class C Shares	2,903,968	4,915,594
Class Z Shares	8,693,557	6,603,364
Dividends reinvested:
Class A Shares	8,788,377	8,971,644
Class B Shares	93,828	174,572
Class C Shares	353,898	331,422
Class Z Shares	8,706,505	9,060,366
Cost of shares redeemed:
Class A Shares	(40,530,252)	(39,184,027)
Class B Shares	(2,664,135)	(6,202,019)
Class C Shares	(3,353,542)	(2,210,438)
Class Z Shares	(17,037,763)	(31,734,929)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(19,519,313)	(26,674,206)
Total Increase (Decrease) in Net Assets	12,361,881	(70,722,681)
Net Assets ($):
Beginning of Period	536,744,637	607,467,318
End of Period	549,106,518	536,744,637

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	1,180,064	1,801,890
Shares issued for dividends reinvested	724,520	762,813
Shares redeemed	(3,341,862)	(3,347,035)
Net Increase (Decrease) in Shares Outstanding	(1,437,278)	(782,332)
Class Ba
Shares sold	14,285	107,314
Shares issued for dividends reinvested	7,748	14,758
Shares redeemed	(220,887)	(523,033)
Net Increase (Decrease) in Shares Outstanding	(198,854)	(400,961)
Class C
Shares sold	237,851	420,753
Shares issued for dividends reinvested	28,686	28,212
Shares redeemed	(276,164)	(188,579)
Net Increase (Decrease) in Shares Outstanding	(9,627)	260,386
Class Z
Shares sold	716,227	552,118
Shares issued for dividends reinvested	717,724	770,240
Shares redeemed	(1,404,857)	(2,655,326)
Net Increase (Decrease) in Shares Outstanding	29,094	(1,332,968)

a	During the period ended April 30, 2010, 100,613 Class B shares representing $1,208,401 were automatically converted to 100,617 Class A shares and during the period ended April 30, 2009, 255,144 Class B shares representing $3,052,070 were automatically converted to 255,309 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.65	12.56	13.10	12.91	13.12
Investment Operations:
Investment income—net[a]	.55	.57	.57	.57	.59
Net realized and unrealized
gain (loss) on investments	.70	(.91)	(.54)	.18	(.21)
Total from Investment Operations	1.25	(.34)	.03	.75	.38
Distributions:
Dividends from investment income—net	(.55)	(.57)	(.57)	(.56)	(.59)
Net asset value, end of period	12.35	11.65	12.56	13.10	12.91
Total Return (%)[b]	10.91	(2.64)	.28	5.94	2.93
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	1.00	1.17	1.16	1.09
Ratio of net expenses
to average net assets	.93[c]	.99	1.17[c]	1.16[c]	1.09[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.07	.23	.25	.18
Ratio of net investment income
to average net assets	4.57	4.85	4.49	4.33	4.51
Portfolio Turnover Rate	22.61	56.67	77.20	68.06	48.31
Net Assets, end of period ($ x 1,000)	268,406	269,846	300,982	256,047	258,504

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.65	12.57	13.11	12.91	13.12
Investment Operations:
Investment income—net[a]	.47	.49	.49	.49	.52
Net realized and unrealized
gain (loss) on investments	.70	(.90)	(.53)	.21	(.21)
Total from Investment Operations	1.17	(.41)	(.04)	.70	.31
Distributions:
Dividends from investment income—net	(.47)	(.51)	(.50)	(.50)	(.52)
Net asset value, end of period	12.35	11.65	12.57	13.11	12.91
Total Return (%)[b]	10.22	(3.26)	(.25)	5.48	2.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.55	1.54	1.67	1.67	1.61
Ratio of net expenses
to average net assets	1.55[c]	1.53	1.67[c]	1.67[c]	1.61[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.07	.23	.25	.18
Ratio of net investment income
to average net assets	3.96	4.26	3.95	3.81	3.99
Portfolio Turnover Rate	22.61	56.67	77.20	68.06	48.31
Net Assets, end of period ($ x 1,000)	2,153	4,348	9,732	11,799	16,462

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.66	12.58	13.12	12.93	13.14
Investment Operations:
Investment income—net[a]	.46	.49	.47	.47	.49
Net realized and unrealized
gain (loss) on investments	.71	(.93)	(.53)	.19	(.21)
Total from Investment Operations	1.17	(.44)	(.06)	.66	.28
Distributions:
Dividends from investment income—net	(.46)	(.48)	(.48)	(.47)	(.49)
Net asset value, end of period	12.37	11.66	12.58	13.12	12.93
Total Return (%)[b]	10.15	(3.42)	(.46)	5.16	2.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.76	1.91	1.89	1.82
Ratio of net expenses
to average net assets	1.69[c]	1.75	1.91[c]	1.89[c]	1.82[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.07	.23	.25	.18
Ratio of net investment income
to average net assets	3.80	4.12	3.74	3.58	3.78
Portfolio Turnover Rate	22.61	56.67	77.20	68.06	48.31
Net Assets, end of period ($ x 1,000)	15,476	14,702	12,586	10,274	9,121

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.65	12.56	13.10	12.91	13.12
Investment Operations:
Investment income—net[a]	.56	.58	.58	.57	.60
Net realized and unrealized
gain (loss) on investments	.69	(.91)	(.54)	.19	(.21)
Total from Investment Operations	1.25	(.33)	.04	.76	.39
Distributions:
Dividends from investment income—net	(.56)	(.58)	(.58)	(.57)	(.60)
Net asset value, end of period	12.34	11.65	12.56	13.10	12.91
Total Return (%)	10.87	(2.59)	.33	6.00	2.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88	.94	1.08	1.10	1.03
Ratio of net expenses
to average net assets[b]	.88	.94	1.08	1.10	1.03
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.07	.23	.25	.18
Ratio of net investment income
to average net assets	4.62	4.90	4.53	4.38	4.57
Portfolio Turnover Rate	22.61	56.67	77.20	68.06	48.31
Net Assets, end of period ($ x 1,000)	263,072	247,849	284,168	306,634	324,537

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Opportunity Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board ofTrustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of:yields or prices of municipal securities of comparable quality,coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	550,253,360	—	550,253,360

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $372,566, accumulated capital losses $51,375,907 and unrealized appreciation $26,655,609. In addition, the fund had $397,191 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2010. If not applied, $10,015,796 of the carryover expires in fiscal 2011, $8,158,132 expires in fiscal 2012, $910,072 expires in fiscal 2016, $12,209,003 expires in fiscal 2017 and $20,082,904 expires in fiscal 2018.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2010 and April 30, 2009 were as follows: tax exempt income $24,870,339 and $26,843,543 and ordinary income $220 and $2,485, respectively.

During the period ended April 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $189,728, increased accumulated net realized gain (loss) on investments by $17,272,639 and decreased paid-in capital by $17,082,911. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2010, was approximately $8,500 with a related weighted average annualized interest rate of 1.54%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2010, the Distributor retained $14,420 from commissions earned on sales of the fund’s Class A shares and $5,481 and $638 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2010, Class B and Class C shares were charged $15,334 and $110,259, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class Z shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares and .20% of the value of the average daily net assets of Class Z shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2010, Class A, Class B, Class C and Class Z shares were charged $683,851, $7,667, $36,753 and $514,906, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

$208,301 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $21,944 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,172.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $62,568 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $5,388 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $247,256, Rule 12b-1 distribution plan fees $10,168, shareholder services plan fees $101,634, custodian fees $15,201, chief compliance officer fees $3,199 and transfer agency per account fees $34,490.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2010, amounted to $123,450,500 and $130,019,152, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended April 30, 2010.These disclosures did not impact the notes to the financial statements.

Inverse Floater Securities: The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the fund, after payment of interest on the other securities and various expenses of the fund.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2010, was approximately $4,845,000, with a related weighted average annualized interest rate of 1.00%.

At April 30, 2010, the cost of investments for federal income tax purposes was $518,752,751; accordingly, accumulated net unrealized appreciation on investments was $26,655,609, consisting of $36,581,099 gross unrealized appreciation and $9,925,490 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Municipal Bond Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Opportunity Fund, including the statement of investments, as of April 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Opportunity Fund at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $220 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Public Company Board Memberships During Past 5 Years:
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-present)
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

No. of Portfolios for which Board Member Serves: 167

Clifford L. Alexander, Jr. (76)
Board Member (1988)

Principal Occupation During Past 5 Years:
- President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

No. of Portfolios for which Board Member Serves: 46

David W. Burke (74)
Board Member (2007)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

No. of Portfolios for which Board Member Serves: 83

Peggy C. Davis (67)
Board Member (1990)

Principal Occupation During Past 5 Years:
- Shad Professor of Law, New York University School of Law
- Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 51

Diane Dunst (70)
Board Member (2007)

Principal Occupation During Past 5 Years:
- President of Huntting House Antiques

No. of Portfolios for which Board Member Serves: 18

44

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus Municipal Bond Opportunity Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PTEBX	Class B: PMUBX	Class C: DMBCX
	Class Z: DMBZX		

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

0022AR0410

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,208 in 2009 and $39,208 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h); (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended; (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events; and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,181 in 2009 and $3,863 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $153 in 2009 and $0 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,957,657 in 2009 and $27,572,994 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Opportunity Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 23, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)